Exhibit 99.1

Ceautamed Worldwide, LLC and Affiliates

Consolidated Financial Statements

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managers Ceautamed Worldwide, LLC Boca Raton, Florida

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Ceautamed Worldwide, LLC (the “Company”) as of December 31, 2021, and the related consolidated statements of income and changes in deficiency in members’ equity, and cash flows for the year ended December 31, 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for each of the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the managers of the Company and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Collectability of Accounts Receivable

As described in Notes 2 to the financial statements, the Company estimates for uncollectible receivables based on a review of specific accounts and the Company’s historical collection experience.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included, evaluating customer contracts, obtaining confirmations from customers, and evaluating recent accounts receivable for uncollectible accounts. Testing management’s process included evaluating the appropriateness of assumptions on collectability.

/s/ Daszkal Bolton LLP
We have served as the Company’s auditor since 2022.
Sunrise, Florida
October 12, 2022

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2021

December 31, 2021

ASSETS
Current assets:
Cash	$136,737
Accounts receivable, net	250,710
Inventory, net	254,221
Other current assets	3,947
Total current assets	645,615

Property and equipment, net	18,123
Total assets	$663,738

LIABILITIES AND DEFICIENCY IN MEMBER’S EQUITY
Current liabilities:
Accounts payable	$1,742,421
Accrued expenses	645,160
Notes payable, current	232,253
Related party loans	863,371
Total current liabilities	3,483,205

Long-term liabilities:
Notes payable, net of current portion	106,857
Total liabilities	3,590,062

Commitments and contingencies

Deficiency in member’s equity	(2,926,324)
Total liabilities and deficiency in member’s equity	$663,738

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED STATEMENT OF INCOME AND CHANGES IN DEFICIENCY IN MEMBER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2021

December 31, 2021

Sales, net	$4,165,943
Cost of goods sold	2,219,599
Gross profit	1,946,344

Operating expenses:
General and administrative	492,315
Salaries and wages	530,241
Depreciation	8,336
Total operating expenses	1,030,892

Operating income	915,452

Other income (expense):
Gain on debt extinguishment	180,351
Interest expense	(157,498)
Total other income	22,853

Net income	$938,305
Deficiency in members’ equity, beginning of period	(3,011,438)
Distributions to members	(853,191)
Deficiency in members’ equity, end of period	$(2,926,324)

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

December 31, 2021

Cash flows from operating activities:
Net income	$938,305
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on debt extinguishment	(180,351)
Depreciation	8,336
Changes in operating assets and liabilities:
Accounts receivable, net	43,237
Inventory, net	269,462
Other current assets	39,589
Accounts payable	(203,467)
Accrued expenses	57,644
Deferred revenue	(100,000)
Net cash provided by operating activities	872,755

Cash flows from investing activities:
Net cash provided by investing activities	-

Cash flows from financing activities:
Proceeds from notes payable	390,711
Repayment of notes payable	(260,928)
Proceeds from loans payable, related parties	74,788
Repayment of loans payable, related parties	(155,512)
Distributions	(853,191)
Net cash used in financing activities	(804,132)

Net increase in cash	68,623
Cash at beginning of year	68,114
Cash at end of year	$136,737

Supplemental disclosure of cash flow information:
Interest paid	$79,801

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Note 1 – Description of Business

Ceautamed Worldwide, LLC (“CWW”) is a limited liability company formed in the State of Florida on May 29, 2009. The Company has two affiliates, Wellness Watchers Global, LLC (“WW”) and Greens First Female LLC (“GFF”), both of which are limited liabilities companies formed in the State of Florida formed on November 30, 2006 and April 1, 2016, respectively. CWW, WW, and GFF offer nutritional supplements though both wholesale distributors and retail channels in Boca Raton, Florida.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The consolidated financial statements include the accounts of CWW, WW, and GFF forming the “Company” which have been consolidated based on variable interest entities with common ownership. All material intercompany account balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires that the Company’s management make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expenses, and certain financial statement disclosures. Estimates and assumptions are used for, but not limited to, revenue recognition and deferred revenue. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, actual results may ultimately differ from these estimates and assumptions. These estimates are revised as additional information becomes available, and if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid financial instruments with maturities of 90 days or less when acquired to be cash equivalents. The Company had no cash equivalents for the periods presented.

Accounts Receivable, net

The Company’s allowance for doubtful accounts represents the Company’s estimate for uncollectible receivables based on a review of specific accounts and the Company’s historical collection experience. The Company writes off specific accounts based on an ongoing review of collectability, as well as management’s past experience with the customers. Accounts receivable are presented net of an allowance for doubtful accounts of $57,607 at December 31, 2021.

Inventory, net

Inventory consists of finished goods and is valued at the weighted average costs. An allowance for inventory obsolescence is provided for slow moving or obsolete inventory to write down historical cost to net realizable value. The Company utilizes contract manufacturers for manufacturing for nutraceuticals in the form of powders and capsules.

The allowance for obsolescence is an estimate established through charges to cost of goods sold. Management’s judgment in determining the adequacy of the allowance is based upon several factors which include, but are not limited to, analysis of slow-moving inventory, analysis of the selling price of inventory, the predetermined shelf life of the product, and management’s judgment with respect to current economic conditions. Given the nature of the inventory, it is reasonably possible the Company’s estimate of the allowance for obsolescence will change in the near term. Inventory is presented net of an allowance for inventory obsolescence of $129,710 at December 31, 2021.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Property and Equipment, net

Property and equipment are reported at cost, less accumulated depreciation, amortization, and any impairment in value. Long-lived assets, including property and equipment, are assessed for impairment whenever events or changes in business circumstances arise that may indicate that the carrying amount of the long-lived assets may not be recoverable. Depreciation of property and equipment are calculated using the straight-line method over the following estimated economic useful lives of the related assets. The Company’s property and equipment consists of various furniture and office equipment which is being depreciated over a 3 to 5 years estimated useful life.

Ordinary maintenance and repairs are expenses as incurred.

Revenue Recognition

The Company evaluates revenue recognition based on the criteria set forth in ASC 606, Revenue from Contracts with Customers.

The Company evaluates and recognize revenue by:

●	identifying the contract(s) with the customer,

●	identifying the performance obligations in the contract,

●	determining the transaction price,

●	allocating the transaction price to performance obligations in the contract; and

●	recognizing revenue as each performance obligation is satisfied through the transfer of a promised good or service to a customer (i.e., “transfer of control”).

The Company primarily generates revenues by manufacturing and packaging of nutraceutical products as a contract manufacturer for customers. The majority of the Company’s revenue is recognized when it satisfies a single performance obligation by transferring control of its products to a customer. Control is generally transferred when the Company’s products are either shipped or delivered based on the terms contained within the underlying contracts or agreements. The Company’s general payment terms are short-term in duration. The Company does not have significant financing components or payment terms. The Company did not have any material unsatisfied performance obligations at December 31, 2021.

Paycheck Protection Program Loan

The Company records Paycheck Protection Program (“PPP”) loan proceeds in accordance with the Financial Accounting Standards Board (“FASB”) ASC 470, Debt. Debt is extinguished when either the debtor pays the creditor or the debtor is legally released from being the primary obligor.

Freight

Freight costs are included in cost of goods sold in the accompanying the consolidated statement of income and changes in deficiency in members’ equity. Freight cost was $155,131 for the year ended December 31, 2021, included in cost of goods sold.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Advertising

Advertising costs are expensed as incurred. Advertising expense was $56,355 for the year ended December 31, 2021, included in general administrative expenses.

Income Taxes

The Company has elected to be treated as a limited liability company for federal and State income tax purposes. Under this election, all taxable income, losses and credits pass through to its member and are reflected on its member’s individual income tax return. Accordingly, no provision for income taxes has been reported in the accompanying financial statements.

The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated. At December 31, 2021, the Company has no liabilities for uncertain tax positions. The Company’s policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The Company continually evaluates expiring statutes of limitations, audits, and proposed settlements changes in tax law and new authoritative rulings.

Recently Accounting Pronouncement

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, Leases. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated statement of income and deficiency in members’ equity. The new standard is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company adopted the ASU on January 1, 2021. It had no leases that extend beyond 12 months, therefore no right of use asset and related obligation were presented within the consolidated financial statements.

Note 3 – Property and Equipment, Net

Property and equipment are summarized as follows at December 31, 2021:

December 31, 2021
Computer equipment and website	$113,155
Furniture and fixtures	33,883
Leasehold improvements	19,335
Total property and equipment	166,373
Less: accumulated depreciation	(148,250)
Property and equipment, net	$18,123

Depreciation expense was $8,336 for the year ended December 31, 2021.

Note 4 – Inventory, Net

Inventory is summarized as follows at December 31, 2021

December 31, 2021
Finished goods	$383,931
Less: reserve for inventory obsolescence	(129,710)
Inventory, net	$254,221

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Note 5 – Debt

Business Loans

During March 2020, the Company entered a business cash loan for up to $250,000 with interest of 43.96%, which required monthly payments of $25,833 and was repaid in 2021. During October 2021, the Company entered a new business cash loan for $250,000 with interest of 35.01%, which requires monthly payments of $20,633 and is due in January 2023. The business loan had an outstanding balance of $218,265 at December 31, 2021. Accrued interest on this loan was $46,620 and included in accrued expenses on the consolidated balance sheet.

Line of Credit

In December 2019, the Company entered a business line of credit, which permitted borrowings up to $50,000 with interest at 45.90%, which requires monthly payments of $5,214 and was due in December 2020. The business line of credit was not extended and due on demand. The business loan had an outstanding balance of $19,244 at December 31, 2021.

Equipment Lease

In May 2020, the Company entered an equipment lease for its computer server in the amount of $15,388. The business loan had an outstanding balance of $10,258 at December 31, 2021.

Economic Injury Disaster Loans (“EIDL”)

In June 2020, pursuant to the economic injury disaster loan (“EIDL”) program under the under the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), the Company entered into a promissory note with the U.S. Small Business Administration (the “SBA”) with a principal amount of $84,600, with interest of 3.75%, deferred payments for initial 12 months, and due in June 2050. The EIDL loan had an outstanding balance of $91,180 at December 31, 2021.

In addition, during 2021, the Company received a EIDL advance in the amount of $10,000. The EIDL advance was forgiven for the remaining balance and recorded as gain on debt extinguishment of debt for $5,638.

Payroll Protection Program (“PPP”) Loans

In May 2020, the Company received two separate PPP loans from a financial institution pursuant to the PPP under Division A, Title I of the CARES Act totaling $86,351. The PPP loans, which were in the form of a promissory note, were set to mature in May 2022 and bore interest at a rate of 1.00% per annum, payable monthly commencing in November 2020. The PPP loans and accrued interest were fully forgiven in 2021 and recorded as gain on debt extinguishment of debt for $86,351.

In March 2021, the Company received a second round of PPP loans from a financial institution in the amount of $98,459. The second PPP loans, which were in the form of a promissory notes, were set to mature in March 2026 and bore interest at a rate of 1.00% per annum, payable monthly commencing in June 2021. The second PPP loans and accrued interest were fully forgiven in November 2021 and recorded as gain on debt extinguishment of debt for $98,459.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Related Party Loans

Since the inception of the Company, the Company has borrowed money from its members. These loans bear interest ranging from 0% to 10% per annum, and due on demand. The related party loans had an outstanding balance of $863,370 at December 31, 2021. The related party loans had an outstanding accrued interest of $541,238 at December 31, 2021 included in accrued expenses on the consolidated balance sheet.

The future maturities of the debt are as follows:

For the Year Ended December 31:
2022	$1,095,624
2023	25,589
2024	4,956
2025	4,956
2026	4,956
Thereafter	66,410
Total	$1,202,481

Note 6 – Commitments and Contingencies

Legal Proceedings

From time to time, the Company is subject to threatened and asserted claims in the ordinary course business. Because litigation and arbitration are subject to inherent uncertainties and the outcome of such matters cannot be predicted with certainty, future developments could cause any one or more of these matters to have a material impact on the Company’s financial condition, results of operations or liquidity in any future period.

Referral Agreements

The Company has entered into two referral agreements under which the Company has agreed to pay commissions in the amount of 30% of all fees received from referred clients.

Operating Lease

The Company leases office and warehouse space for its headquarters and warehouse in Boca Raton, Florida. The lease is month to month and expires in October 2022. The Company is negotiating with the landlord regarding the continuation of the lease, as the landlord has notified the Company that the warehouse portion of the lease will not be extended.

The lease calls for initial monthly lease payments of $7,350. Rent expense related to this lease was $82,200 for the year ended December 31, 2021, included in general administrative expenses.

Note 7 – Concentration of Credit Risks

Cash Concentration

The Company places its cash on deposit with financial institutions in the United States. The Federal Deposit Insurance Corporation (“FDIC”) covers $250,000 for substantially all depository accounts. From time to time, the Company may have amounts on deposit in excess of the insured limits. The Company had no cash balances in excess of the FDIC coverage of $250,000 per financial institution for the periods presented. The Company has not experienced any losses on such accounts and does not feel it is exposed to any significant risk with respect to cash.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Revenue Concentration

The Company had one (1) customer which accounted for 65% of sales for the year ended December 31, 2021. This customer accounted for 43% of accounts receivable for the year ended December 31, 2021.

Vendor Concentration

The Company had a one (1) vendor which accounted for 85% of cost of goods sold for the year ended December 31, 2021. This vendor was a member of the Company and had accounts payable outstanding of $1,605,261 at December 31, 2021. The amount was subsequently settled see Note 9.

Note 8 – Member’s Equity

Distributions

The Company shall distribute equally to its members based on ownership interest subject to certain liabilities being paid, operating expenses being covered, and sufficient assets to cover if a liquidation were to occur.

Voting

Each member is entitled to one vote based on manager appointment.

Liquidation Event

Upon dissolution of the Company and liquidation of Company property, and after payment of all selling costs and expenses, the liquidator will distribute the Company assets to the in satisfaction of liabilities to creditors except Company obligations to current members; debt obligations to current members; and then to members based on member financial interest.

Note 9 – Subsequent Events

Membership Interest Redemption

In March 2022, a member entered into an accounts payable and membership interest redemption agreement to settle accounts payable owed to member in the amount of $1,200,000.

Sale of Business

In March 2022, Smart for Life, Inc. entered into a securities purchase agreement to acquire all of the issued and outstanding membership interests of the Company for an aggregate purchase price of $9,750,000, consisting of (i) $4,875,000 in cash, (ii) convertible promissory notes in the aggregate principal amount of $2,437,500 and (iii) non-convertible promissory notes in the aggregate principal amount of $2,437,500, subject to certain adjustments.

On July 29, 2022, the Company entered into a first amendment to securities purchase agreement to amend certain terms of the purchase agreement noted above. On the same date, closing of the sale of business was completed. Pursuant to the terms of the securities purchase agreement, as amended, the aggregate purchase price is $8,600,000 (subject to adjustments) consisting of (i) $3,000,000 in cash, of which $1,000,000 was previously paid by the Company and $2,000,000 was paid at closing, (ii) secured subordinated convertible promissory notes in the aggregate principal amount of $2,150,000; (iii) secured subordinated promissory notes in the aggregate principal amount of $2,150,000 and (iv) secured subordinated promissory notes in the aggregate principal amount of $1,300,000.